© Fifth Third Bancorp | All Rights Reserved © Fifth Third Bancorp | All Rights Reserved BancAnalysts Association of Boston Conference Jamie Leonard | Chief Operating Officer Bryan Preston | Chief Financial Officer November 8, 2024 • November 2025

© Fifth Third Bancorp | All Rights Reserved This presentation contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. All statements other than statements of historical fact are forward-looking statements. These statements relate to our financial condition, results of operations, plans, objectives, future performance, capital actions or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “potential,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K as updated by our filings with the U.S. Securities and Exchange Commission (“SEC”). There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) deteriorating credit quality; (2) loan concentration by location or industry of borrowers or collateral; (3) problems encountered by other financial institutions; (4) inadequate sources of funding or liquidity; (5) unfavorable actions of rating agencies; (6) inability to maintain or grow deposits; (7) limitations on the ability to receive dividends from subsidiaries; (8) cyber-security risks; (9) Fifth Third’s ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; (10) failures by third-party service providers; (11) inability to manage strategic initiatives and/or organizational changes; (12) inability to implement technology system enhancements; (13) failure of internal controls and other risk management programs; (14) losses related to fraud, theft, misappropriation or violence; (15) inability to attract and retain skilled personnel; (16) adverse impacts of government regulation; (17) governmental or regulatory changes or other actions; (18) failures to meet applicable capital requirements; (19) regulatory objections to Fifth Third’s capital plan; (20) regulation of Fifth Third’s derivatives activities; (21) deposit insurance premiums; (22) assessments for the orderly liquidation fund; (23) weakness in the national or local economies; (24) global political and economic uncertainty or negative actions; (25) changes in interest rates and the effects of inflation; (26) changes and trends in capital markets; (27) fluctuation of Fifth Third’s stock price; (28) volatility in mortgage banking revenue; (29) litigation, investigations, and enforcement proceedings by governmental authorities; (30) breaches of contractual covenants, representations and warranties; (31) competition and changes in the financial services industry; (32) potential impacts of the adoption of real-time payment networks; (33) changing retail distribution strategies, customer preferences and behavior; (34) difficulties in identifying, acquiring or integrating suitable strategic partnerships, investments or acquisitions; (35) potential dilution from future acquisitions; (36) loss of income and/or difficulties encountered in the sale and separation of businesses, investments or other assets; (37) results of investments or acquired entities; (38) changes in accounting standards or interpretation or declines in the value of Fifth Third’s goodwill or other intangible assets; (39) inaccuracies or other failures from the use of models; (40) effects of critical accounting policies and judgments or the use of inaccurate estimates; (41) weather-related events, other natural disasters, or health emergencies (including pandemics); (42) the impact of reputational risk created by these or other developments on such matters as business generation and retention, funding and liquidity; (43) changes in law or requirements imposed by Fifth Third’s regulators impacting our capital actions, including dividend payments and stock repurchases; and (44) Fifth Third's ability to meet its environmental and/or social targets, goals and commitments. You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as may be required by law, and we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The information contained herein is intended to be reviewed in its totality, and any stipulations, conditions or provisos that apply to a given piece of information in one part of this press release should be read as applying mutatis mutandis to every other instance of such information appearing herein. Copies of those filings are available at no cost on the SEC’s website at www.sec.gov or on our website at www.53.com. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. In this presentation, we may sometimes provide non-GAAP financial information. Please note that although non-GAAP financial measures provide useful insight to analysts, investors and regulators, they should not be considered in isolation or relied upon as a substitute for analysis using GAAP measures. We provide a discussion of non-GAAP measures and reconciliations to the most directly comparable GAAP measures on pages 27 through 29 of our 3Q24 earnings release. Management does not provide a reconciliation for forward-looking non-GAAP financial measures where it is unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the occurrence and the financial impact of various items that have not yet occurred, are out of the Bancorp's control or cannot be reasonably predicted. For the same reasons, Bancorp's management is unable to address the probable significance of the unavailable information. Forward-looking non-GAAP financial measures provided without the most directly comparable GAAP financial measures may vary materially from the corresponding GAAP financial measures. This presentation incorporates the following peers: CFG, CMA, FCNCA, FHN, HBAN, KEY, MTB, PNC, RF, TFC, USB, & ZION. Cautionary statement 2

© Fifth Third Bancorp | All Rights Reserved Disciplined execution guided by core principles Stability Profitability Growth Consistent and disciplined management, with a long-term focus throughout the company 3 • Defensive balance sheet positioning • Strong credit profile • Diverse fee mix with high total revenue contribution • Expense discipline • Drive NIM expansion • Southeast demographics • Midwest & renewables infrastructure investments • Tech-enabled product innovation #2 #3#1

Top performing regional bank with local scale and national reach

Assets
$214 billion
Ranked 11th in the U.S.[1]

Deposits
$168 billion
Ranked 9th in the U.S.[1]

U.S. branches
1,072
Ranked 8th in the U.S.[1]

Commercial Payments
Top 5 market share
across several product categories[5]


Toronto office
London office
Fifth Third Corporate Headquarters
Cincinnati, Ohio
Midwest footprint
Southeast footprint
Key Southeast MSAs of focus
Major FITB markets2 with a top 5 deposit share

Leading position in the markets we compete in[3]

Deposit share rankings[4]

#3 Fifth Third footprint
unchanged YoY

#2 Midwest
unchanged YoY

#6 Southeast
unchanged YoY

Top 10 deposit share in ~**96%** of retail footprint

Significant locational share in notable MSAs

Chicago, IL	#3	Tampa, FL	#6
Nashville, TN	#3	Grand Rapids, MI	#1
Charlotte, NC	#4	Columbus, OH	#3
Cincinnati, OH	#1	Indianapolis, IN	#3

Assets, deposits, and branches as of 9/30/24; [1]Rankings as of 6/30/24 and consist of US commercial banks and exclude foreign, trust, & traditional investment banks; [2]Includes MSAs with $5BN+ in deposits on a capped basis (deposits per branch capped at $250MM per June 2024 FDIC data); [3]Data sourced from S&P Global Market Intelligence; [4]Deposits per branch capped at $250MM per June 2024 FDIC data; Midwest and Southeast rankings represent in footprint deposit market share; [5]Source: 2023 Cash Management Services Survey administered by EY

© Fifth Third Bancorp | All Rights Reserved

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© Fifth Third Bancorp | All Rights Reserved Since 2018, Fifth Third has been on a journey to transform our branch network Southeast de novo program is driving long-term organic growth with compelling strategic rationale 5 2017 ~20% ~80% Branch footprint reflects continued investment in the southeast 2024 1 32% 68% Mix and count of branches Midwest Southeast Midwest US Southeast ~2x • Opened 119 branches in Southeast markets over last 7 years • Added 98 branches, the 2 nd most new branches in the Southeast over the past 4 years 5-10 added > 15 added 10-15 added < 5 added Branch openings since 2017 with total branch count in white 1 ~6x 1 Expected as of December 31, 2024, See forward-looking statements on page 2 of this presentation; 2 Data sourced from S&P Global Market Intelligence 273 352 736881 ~4% 41 80 30 187 14 Southeast has favorable population trends Expected population growth (2024 – 2029) 2

© Fifth Third Bancorp | All Rights Reserved Midwest Footprint 1 Southeast Footprint 1 Deposit Share 10.9% 3.9% Locational Share 8.7% 5.4% Capped Deposit Growth (YoY) Fifth Third 2.2% 15.7% Market Avg. 1.2% 0.2% Avg Deposits per Branch Fifth Third $122MM $82MM Market Avg. $96MM $114MM 3-year GDP growth (%) 3.4% 9.8% Population growth since 2010 (%) 3.2% 22.7% Deposit share rank in MSAs where Fifth Third operates 1 As of June 30, 2024; deposits capped at $250MM Maintaining market share across Midwest branch network while increasing share in high-growth Southeast markets 9 th 12 th 5 th 13 th 14 th 3 rd 2 nd 1 st 5 th 2 nd 3 rd 6 Deposit trend vs. peers and large commercial banks Average total deposits indexed to 100; H8, non-seasonally adjusted total deposits +49% +43% +42% Midwest#2 Deposit share rankings Southeast#6 10.9% deposit share 3.9% deposit share 1 Source: 2024 FDIC Summary of Deposits; 2 FITB data adjusted for the impact from MBFI Acquisition; 3 Peer Data excludes banks with bank M&A transactions during the period 4Q17 3Q18 2Q19 1Q20 4Q20 3Q21 2Q22 1Q23 4Q23 3Q24 FITB Peer median H8 2 3

© Fifth Third Bancorp | All Rights Reserved 1 Filtered for de novos and based on 2024 FDIC data. Not all de novos have been open for 5 years 183 119 42 39 23 20 17 16 6 4 1 1 1 1 Trillionaire 1 X Peer 1 Peer 2 Trillionaire 2 Peer 3 Trillionaire 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Regional bank leader in Southeast de novo builds and deposit performance Southeast de novo branch builds Average de novo deposits per branch by vintage 1 In Southeast states from 2018 – September 2024 • ~20% IRR • Model 36 months to breakeven • Model 60 months to cumulative breakeven Fifth Third Southeast de novo results 7 $0 $10 $20 $30 $40 $50 Year 1 Year 2 Year 3 Year 4 Year 5 Fifth Third Peer Avg $ in millions

© Fifth Third Bancorp | All Rights Reserved Best-in-class branch site selection process 8 Site selection driven by award winning data science tools • Proprietary Market Strength Index (“MSI”) prioritizes new cities for expansion • Proprietary heat map identifies attractive areas to explore for branch sites in prioritized cities • Trillions of calculations on hundreds of trillions of data points lead to better site selections; this includes cell phone data showing retail destinations people frequent most Network of branches in attractive locations 3.1 2.8 2.5 2018 2023 2028 1 Tier is a representation of the attractiveness of a given zone (or hexagon) for building a new branch • Each hexagon is given a tiering score based on multiple factors (e.g., HH deposits, HH income, # of retailers, # of banks) • Tiers range from 1 (best) to 7 (worst) • We target locations in tiers 1 – 3 which comprise only ~3.5% of all space in the Southeast markets where we operate Fifth Third branch network tiering Lower is better 1 See forward-looking statements on page 2 of this presentation

NextGen branch design and technology enabled solutions

Efficient NextGen branch design


FIFTH THIRD BANK
FIFTH THIRD
BANK

~90% of customers who used a branch pre-COVID continue to use it today but with less frequency

- **40% reduction in branch square footage** primarily from transaction areas
- **Engagement zones** featuring relaxed seating, booths, and tech table
- **Digital evolution** supported by the customer recommendation engine, tablets, and Wi-Fi

Technology enabled relationship management

- **75+ AI/ML models** power the **customer recommendation engine**, informing direct marketing campaigns and other deposit initiatives, and presented through our proprietary MyDay banker portal and digital channels
- **Specific marketing support** to help drive new customer acquisition – **Every Door Direct Mail campaign**
- **Early recruiting / hiring** to ensure staff are ready to begin sales efforts 1 to 3 months prior to branch opening

Digital Banking Stats

Digital adoption

% of checking households


+2%
75.2%
US Average
3Q24

Zelle Transactions

Send and receive volume


+26%
$2.5B
3Q23
3Q24

Digital experience

Android app store rating


4.3
4.7
Peer Average
3Q24

© Fifth Third Bancorp | All Rights Reserved

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© Fifth Third Bancorp | All Rights Reserved An efficient branch network with opportunities in the Southeast 10 $90 $95 $96 $106 $110 $114 $115 $118 $122 $127 $132 $139 $140 $143 Peer 11 x Peer 10 Peer 9 Peer 8 Peer 7 Peer 6 Peer 5 Peer 4 x Peer 3 Peer 2 x Peer 1 Branches with <$50mm deposits Midwest Total Southeast 42% 35% 34% 30% 29% 27% 23% 21% 20% 20% 18% 17% 16% 8% Peer 8 x Peer 11 Peer 9 Peer 6 Peer 10 Peer 3 Peer 5 Peer 7 Peer 2 x Peer 4 Peer 1 x Midwest Total Southeast Source: 2024 FDIC Summary of Deposits & S&P Global Market Intelligence; Note: Based on SNL deposit per MSA market share data, individual deposits per branch considered are capped at $1bn % of total branches Deposits per branch $ in millions Seasoning of the southeast branch network generates outsized opportunity for growth Median branch age in years 22 25 23 22 14 26 25 22 35 26 29 42 5 18

© Fifth Third Bancorp | All Rights Reserved 6.0% 3.9% 2.3% 2.1% 2.1% 1.6% 1.5% 1.2% 1.1% 1.1% 0.4% 0.4% Peer 6 Peer 10 Peer 9 Peer 7 Peer 8 Peer 1 Peer 5 Peer 4 Peer 2 Peer 3 Peer 11 Seasoning of current branch network creates deposit growth potential Illustrative deposit growth potential from branches aged <5y achieving levels of branches aged >5y 1 Share of total branches <5y 1.5%3.3%4.3% 2.2% 2.7% 1.8% 2.0% 0.4%8.5% 1.5% 1.2% 0.5% Median of 1.5% Source: 2024 FDIC Summary of Deposits & S&P Global Market Intelligence; 1 Reflects the growth potential for total deposits if all branches aged <5y achieved the average deposit per branch productivity of all branches aged >5y for each bank, respectively. Based on SNL deposit per MSA market share data, individual deposits per branch considered are capped at $1bn Deposit growth opportunity due to seasoning of existing network ($B) $1.4$2.7$10.4 $2.3 $2.4 $0.7 $0.9 $0.3$8.1 $3.0 $3.0 $0.2 11

© Fifth Third Bancorp | All Rights Reserved Well-positioned to accelerate growth and market share gains in Southeast De novo acceleration through 2028 Projected footprint for December 31,2028 1 Total deposits from de novos 2025-2028 ~$7B • Open 50-60 de novos per year from 2025 to 2028 • Add 1 new state and 11 new markets 12 Target minimum location share By 2028 8% 2017 2024 1 2028 1 Total branches 1,154 1,088 ~1,250 Midwest branches 881 736 ~675 Southeast branches 273 352 ~575 % of branches in Southeast 24% 32% ~50% Southeast locational share 7 th 6 th 5 th 1 See forward-looking statements on page 2 of this presentation Expansion highlights 1 2025 - 2028 ~$15B to $20B deposit opportunity over the next 7 years 1 from a combination of new de novos, southeast network density strengthening, and entire FITB network seasoning

© Fifth Third Bancorp | All Rights Reserved ✓ Well-diversified and resilient balance sheet to provide stability and profitability ✓ Consistent investments to generate balanced and growing revenue streams while maintaining peer-leading expense discipline ✓ Multi-year track record of making appropriate and preemptive changes to the business ✓ Transparent management team Positioned to generate long-term sustainable value to shareholders despite the environment Why Fifth Third 13